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                                                                   Exhibit 10.13



                          INFORMATION SERVICE CONTRACT
                                      WITH
                    SHANGHAI SECURITIES INFORMATION CO., LTD.

Party A: Shanghai Securities Information Co., Ltd.

Party B: China Finance Online (Beijing) Co., Ltd.

Date: April 10th 2002

1)   SERVICE AGREEMENT

According to this Contract, Party A shall provide Party B's website with real-time market information from Shanghai Securities Exchange and Shenzhen Securities Exchange and other information services listed in the Appendix hereto through satellite transmission. Party A and Party B hereby sign this Contract and shall exercise their rights and perform their obligations according to this Contract; Party A owns the copyrights to the information provided to Party B as defined by this Contract and shall reserve the rights to pursue legal liability of any unauthorized user of the aforesaid information.

2)   TERM

The term of this Contract is from [***************](FN 1). During this period, Party A shall provide Party B with the information contents listed in the Appendix hereto, including securities information and technical service for satellite transmission. The term of this Contract will be automatically renewed with another one-year term unless either party notifies the other party of its intention not to renew one month before the current term expires.

3)   SERVICE FEE

3.1 Party B shall pay Party A the total amount of [******************](FN 1) as listed in the Appendix of this Contract.

3.2 Party B shall pay Party A [******************](FN 1) prior to
[******************](FN 1) and Party B shall pay Party A the remaining [******************](FN 1) prior to [******************](FN 1).

3.3 Party A shall send the invoice to Party B by express delivery within three working days after receiving the payments from Party B.

-------------
(1) Confidential treatment requested pursuant to Securities and Exchange Commission Rule 406, 17 CFR ss. 230.406, and the Securities and Exchange Commission's rules and regulations promulgated under the Freedom of Information Act, with particular emphasis on 17 CFR ss. 200.80(b)(4)
     (2000).


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4)   RIGHTS AND OBLIGATIONS OF PARTY A

4.1 Party A has the right to monitor whether any use of the information provided by Party A on Party B's website is in breach of this Contract.

4.2 Party A has the right to revise the methods of information services provided hereunder (including transmission methods, text formats, etc., but Party A shall notify Party B in writing one month in advance).

4.3 If the following circumstances take place, Party A has the right to terminate the information services:

4.3.1 The term of this Contract has expired and is not automatically extended;

4.3.2 Any payments by Party B is delayed;

4.3.3 Party B violated any of its obligations set forth herein.

4.4 Party A shall make its best effort to ensure that the information and data provided by Party A are in compliance with the accuracy requirement provided in the Appendix of this Contract.

4.5 Party A shall timely provide Party B's website with information services according to the requirements provided in the Appendix of this Contract.

5)   RIGHTS AND OBLIGATIONS OF PARTY B

5.1 Party B shall have the right to use the information provided by Party A on its website.

5.2 Party B shall not process the information provided by Party A (except for technical treatments relating to different formats of product presentation) and shall bear all copyrights-related economic and legal liabilities resulted from unauthorized revision, addition or deletion of such information.

5.3 Party B shall not re-sell or provide the information provided by Party A to any third party, except for sale or provision to end users.

5.4 Party B shall be prudent and shall try to protect Party A's reputation when quoting Party A's information and data.

5.5 Party B shall indicate the sources of the information provided by Party A and ensure accurate quotation of information and data when using information provided by Party A.

5.6 Party B shall not be jointly and severally liable with Party A for copyright-related disputes and users' complaints arising from the quotation of information provided by Party A.

5.7 Party B shall not disclose the content of this Contract to any third party.

6)   MISCELLANEOUS

6.1 Other issues not addressed hereunder shall be resolved in a supplementary agreement between Party A and Party B; the supplementary agreement and this Contract shall be equally effective.

6.2 Contacts:


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
                                Contact
                                person                 Telephone                      Fax
------------------------------- ------------- --------------------------------- -------------------------
Shanghai Securities             Shi Meixia     021-58750719                      021-58398015
Information Co., Ltd.
---------------------------------------------------------------------------------------------------------


6.3 This Contract has two counterparts, with Party A and Party B each holding one.

6.4 After this Contract becomes effective upon signing, the Securities Information License Contract and the Technical Service Contract signed by both Parties in May 2000 shall be terminated immediately.

6.5 If Party A fails to perform this Contract due to its bankruptcy or insolvency, Party A shall return to Party B the service fee for the remaining of the term.



PARTY A: SHANGHAI SECURITIES               PARTY B: CHINA FINANCE ONLINE
         INFORMATION CO. LTD.                       (BEIJING) CO. LTD.




REPRESENTATIVE: /s/ Chuan Tian             REPRESENTATIVE: /s/ Jun Ning
                [/s/ PERSONAL SEAL]                        [/s/ PERSONAL SEAL]


SIGNATURE DATE: ___/___/______             SIGNATURE DATE: ___/___/______